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                                                                  EXHIBIT 10.73

                               THIRD AMENDMENT TO
                        ENVIRONMENTAL INDEMNITY AGREEMENT


                  THIS THIRD AMENDMENT TO ENVIRONMENTAL INDEMNITY AGREEMENT (this "AMENDMENT") is made and entered into as of this 16 th day of December, 1999, by and between SAHARA LAS VEGAS CORP., a Nevada corporation ("COMPANY") and SANTA FE GAMING CORPORATION (formerly named Sahara Gaming Corporation), a Nevada corporation ("SGC" and together with Company, collectively, the "INDEMNITOR"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation, as Collateral Agent on behalf of itself and each of the Holders ("COLLATERAL AGENT"), and the other Indemnitees.

                                 R E C I T A L S

                  A. Pursuant to that certain Note Purchase Agreement dated as of January 16, 1996 (the "NOTE PURCHASE AGREEMENT"), by and among SGC, Company and Collateral Agent, Company issued and sold to the Holders certain 12% Notes Due December 15, 1999 in a principal amount up to $20,000,000 (the "ORIGINAL NOTES"), which Original Notes were secured by, among other things, the "Property" described in and pursuant to the Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents dated as of January 16, 1996 and recorded in the Official Records of the County Recorder of Clark County, Nevada on January 18, 1996, in Book 960118, as Instrument No. 00974 (as heretofore and hereafter amended and modified, the "DEED OF TRUST").

                  B. Pursuant to the Note Purchase Agreement, and as a condition precedent to Collateral Agent's purchase of the Original Notes, Indemnitor executed and delivered to Collateral Agent, as collateral agent for the Holders, that certain Environmental Indemnity Agreement dated as of January 16, 1996 (as heretofore and hereafter amended and modified, the "ENVIRONMENTAL INDEMNITY").

                  C. Pursuant to that certain Amended and Restated Note Purchase Agreement dated as of July 29, 1997 (the "AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Company, Collateral Agent and SunAmerica, Inc., a Delaware corporation ("SUNAMERICA"), (i) Company agreed to issue and sell to the Holders, in addition to the Original Notes, certain Tranche A Notes in a principal amount up to $15,000,000 (the "ORIGINAL TRANCHE A NOTES"), which Original Tranche A Notes were issued on July 31, 1997, and certain Tranche B Notes in a principal amount up to $5,000,000 (the "ORIGINAL TRANCHE B NOTES"), and (ii) the parties amended the Environmental Indemnity pursuant to that certain First Amendment to Environmental Indemnity Agreement to reflect the note facility as restructured pursuant to the Amended and Restated Note Purchase Agreement. The Original Notes, Original Tranche A Notes and Original Tranche B Notes shall sometimes hereinafter be collectively referred to as the "PRIOR NOTES".

                  D. Pursuant to that certain Second Amended and Restated Note Purchase Agreement dated as of November 25, 1997 (as heretofore and hereafter amended and modified, the "SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC,

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Company, Collateral Agent, SunAmerica, and Credit Suisse First Boston
Mortgage Capital LLC, a Delaware limited liability company ("FIRST BOSTON"), SGC, Company, Collateral Agent, SunAmerica and First Boston agreed to: (i) amend and restate all Prior Notes and the note facility described in the Amended and Restated Note Purchase Agreement to provide for the issuance by Company of (x) certain Tranche A Notes in a principal amount up to $37,000,000 (the "TRANCHE A NOTES"), and (y) certain Tranche B Notes in a principal amount up to $20,500,000 (the "TRANCHE B NOTES"), (ii) amend the Deed of Trust to provide that the Tranche A Notes and Tranche B Notes will be secured by, among other things, the Property pursuant to the Deed of Trust, and (iii) amend the Environmental Indemnity as necessary to reflect the note facility as restructured pursuant to the Second Amended and Restated Note Purchase Agreement.

                  E. Pursuant to that certain Second Amendment to the Second Amended and Restated Note Purchase Agreement dated as of November 15, 1999 (the "SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Company, Collateral Agent, and Anchor National Life Insurance Company, an Arizona life insurance company ("ANCHOR"), the Second Amended and Restated Note Purchase Agreement was further amended, among other things, to reflect the release and sale of the Henderson Facility (as defined therein) pursuant to the Henderson Sale Agreement (as defined the Second Amendment to the Second Amended and Restated Note Purchase Agreement) and the principal pay-down of approximately $14,500,000.

                  F. Pursuant to and subject to the conditions set forth in that certain Third Amendment to the Second Amended and Restated Note Purchase Agreement of even date herewith (the "THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Company, Collateral Agent and Anchor: (i) the parties agreed to amend and restate the Tranche A Notes and Tranche B Notes (the "RESTATED NOTES") to extend the maturity date from December 15, 1999 to December 14, 2000 and to evidence the outstanding principal amount of the Restated Notes of $43,000,000 (ii) Collateral Agent agreed along with the other Holders to fund certain additional loans in the future to Company evidenced by certain additional notes (the "ADDITIONAL NOTES") by Company to Collateral Agent and other Holders in an aggregate principal amount up to (but not to exceed) $7,500,000 (iii) amend the Deed of Trust to provide that such Restated Notes and Additional Notes will be secured by, among other things, the Property pursuant to the Deed of Trust, and (iv) amend the Environmental Indemnity as necessary to reflect the note facility as restructured pursuant to the Third Amendment to the Second Amended and Restated Note Purchase Agreement. All initially capitalized terms used herein without definition shall have the meanings given such terms in the Second Amended and Restated Note Purchase Agreement, as amended, and when not defined therein or elsewhere in this Agreement shall have the meanings given such terms in the Environmental Indemnity.

                  G. The parties hereby desire to amend the Environmental Indemnity as necessary to reflect the note facility as restructured pursuant to the Third Amendment to the Second Amended and Restated Note Purchase Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby amend the Environmental Indemnity as follows:

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                  1. All references in the Environmental Indemnity to the
term "Notes" shall be deemed to refer only to the Restated Notes and Additional Notes as they may be supplemented, amended, modified, renewed, replaced or extended from time to time.

                  2. Recital A of the Environmental Indemnity is hereby amended and restated in its entirety as follows:

                           "A. Company has issued or will or may issue to the Holders from time to time certain secured promissory notes in an aggregate principal amount up to (but not to exceed) $50,500,000 (as may be supplemented, amended, modified, renewed, replaced or extended from time to time, the "Notes") pursuant to that certain Third Amendment to the Second Amended and Restated Note Purchase Agreement dated as of December 14, 1999 (the "THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED NOTE PURCHASE AGREEMENT"), by and among SGC, Company, Collateral Agent, and Anchor National Life Insurance Company, an Arizona life insurance company. The Notes are secured pursuant to, among other things, a Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents dated as of January 16, 1996 and recorded in the Official Records of the County Recorder of Clark County, Nevada on January 18, 1996, in Book 960118, as Instrument No. 00974 (as heretofore and hereafter amended and modified, the "DEED OF TRUST") covering certain real property more specifically described in the Deed of Trust (the "REAL PROPERTY"), and a Security Agreement granted by Company to Collateral Agent for the benefit of Holders (as heretofore and hereafter amended and modified, the "SECURITY AGREEMENT") covering certain personal property more particularly described in the Security Agreement (the "PERSONAL PROPERTY"), and are guaranteed by, among other things, a Guaranty Agreement dated as of January 16, 1996, by SGC to Collateral Agent for the benefit of Holders (as amended, the "GUARANTY"). The Real Property and the Personal Property shall sometimes hereinafter be collectively referred to as the "PROPERTY". All capitalized terms used herein without definition shall have the meanings given such terms in the Second Amended and Restated Note Purchase Agreement, as amended."

                  3. The obligations evidenced by the Environmental Indemnity are hereby reconfirmed in their entirety and the Environmental Indemnity, as heretofore and hereafter amended and modified hereby, is hereby reconfirmed by Indemnitor.

                  4. Except as expressly amended and modified hereby, the Environmental Indemnity shall remain in full force and effect.

                  5. The provisions of this Amendment shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto.

                  6. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signatures and acknowledgments thereto, provided such signature and acknowledgment pages are attached to any other

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counterpart identical thereto except having additional signature and acknowledgment pages executed by other parties to this Amendment attached thereto.

                  7. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to conflicts of laws principles.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                "INDEMNITOR"

                                 SAHARA LAS VEGAS CORP.,
                                 a Nevada corporation


                                 By:  /s/ Thomas K. Land
                                 Its: Senior Vice President and Chief Financial
                                      Officer

                                 By:  /s/ Paul W. Lowden
                                 Its: President



                                 SANTA FE GAMING CORPORATION
                                 (FORMERLY SAHARA GAMING CORPORATION),
                                 a Nevada corporation


                                 By:  /s/ Thomas K. Land
                                 Its: Senior Vice President and Chief Financial
                                      Officer

                                 "COLLATERAL AGENT"

                                 SUNAMERICA LIFE INSURANCE
                                 COMPANY,
                                 an Arizona corporation


                                 By:  /s/ Peter McMillan
                                 Its: Authorized Agent

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